UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): April 16, 2009

PREMIER ENERGY CORP.
(Exact name of registrant as specified in charter)

Florida	333-145569	20-8724818
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

14785 Preston Road, Suite 550,
Dallas, Texas  75254
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (423) 869-7255

Copies to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
110 Wall Street, 11th Floor
New York, New York 10005
Phone: (516) 833- 5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change in Registrants Certifying Accountant

Previous independent registered public accounting firm

On April 16, 2009 (the “Resignation Date”),  RBSM LLP (the “Former Auditor”) advised Premier Energy Corp. (the “Company”) that it was resigning as the Company’s independent registered public accounting firm. The Former Auditor was engaged on January 30, 2009 and did not issue a report on the Company’s consolidated financial statements during the most recent two fiscal years and through the Resignation Date. From  January 30, 2009 through April 16, 2009 , the Company has not had any disagreements with RBSM  on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to RBSM’s  satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such year.From January 30, 2009 through April 16, 2009 , there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that Former Auditor furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of this letter is attached hereto to this amendment to the Form 8K as Exhibit 16.1.

New independent registered public accounting firm

On April 16, 2009 (the “Engagement Date”), the Company engaged Audit Firm “Femida-Audit”, LLC (“New Auditor”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2008. The decision to engage the New Auditor as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with the New Auditor regarding either:

1.
except to the extend that the New Auditor audited the financial statements of the Company’s wholly owned subsidiary (KARBON, CJSC) for the years ended December 31, 2008, 2007 and 2006, the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that the New Auditor concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is explained in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)        Shell company transactions.

Not applicable

(d) Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from RBSM LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER ENERGY CORP.

Date: April 21, 2009	By:	/s/ Dr. Anton Prodanovic
Name: Dr. Anton Prodanvic
Title: Chief Executive Office and Director